CERTAIN PORTIONS OF THIS EXHIBIT HAVE
BEEN OMITTED AS CONFIDENTIAL INFORMATION
PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K

SECOND AMENDMENT TO EQUIPMENT SUPPLY AGREEMENT
THIS SECOND AMENDMENT TO EQUIPMENT SUPPLY AGREEMENT (this “Amendment”), dated as of June 27, 2019, is made by and between Johnson Controls Battery Group, LLC, a Wisconsin limited liability company (“Clarios” or “Customer”), and Aqua Metals, Inc., a Delaware corporation (“Supplier”). Capitalized terms used and not otherwise defined in this Amendment shall have the meanings given to them in the Agreement (as defined below).
RECITALS:
WHEREAS, Supplier and Johnson Controls Battery Group, Inc., a Wisconsin corporation entered into that certain Equipment Supply Agreement dated as of February 7, 2017, as amended on April 16, 2018 (the “Agreement”), pursuant to which the Parties agreed to collaborate with respect to the development of new Customer facilities, or the retrofitting or conversion of existing Customer facilities, so that they can use AquaRefining and/or constructing additional recycling facilities capable of using AquaRefining in the production of lead; and
WHEREAS, Johnson Controls Battery Group, Inc. by operation of law through a conversion became Johnson Controls Battery Group, LLC in March 2019; and
WHEREAS, the Parties desire to further amend the Agreement on the terms and subject to the conditions set forth herein.
AGREEMENT:
NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1.Amendment to Agreement. As of the date hereof, the Agreement shall be amended as follows:
1.1    The fourth sentence of Section 2.2 of the Agreement (i.e., “The Parties agree to use their good faith, commercial best-efforts to conclude their discussion and negotiation of the Development Program no later than April 30, 2019, and to enter into, no later than June 30, 2019, a Development Program Agreement.”) is hereby deleted in its entirety and replaced with the following:
“The Parties acknowledge that they have commenced their discussion and negotiation of the Development Program. The Parties agree that Supplier shall continue the development of its AquaRefining operations at its McCarran, Nevada facility with the goal of achieving the seven (7) performance standards (“Performance Standards”) set forth on Exhibit A attached hereto. Upon Supplier’s satisfaction of the Performance Standards, Supplier shall deliver its written notice (“Notice of Readiness”) to Customer. The Parties shall use their good faith,

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commercial best-efforts to enter into, no later than ninety (90) days after Customer’s receipt of the Notice of Readiness, a Development Program Agreement.”
1.2    Section 6.1 of the Agreement is hereby amended by replacing the reference to June 30, 2019 with June 30, 2021.
2.    Effect of this Amendment. This Amendment constitutes the entire agreement of the Parties with respect to the subject matter hereof, and supersedes all prior oral or written communications, memoranda, proposals, negotiations, discussions, term sheets and commitments with respect to the subject matter hereof. Except as expressly provided herein, no other changes or modifications to the Agreement are intended or implied by this Amendment, and in all other respects the Agreement is hereby ratified, restated and confirmed by all Parties hereto and shall remain in full force and effect. To the extent that any provision of the Agreement conflicts with any provision of this Amendment, the provision of this Amendment shall control.
3.    Binding Effect. This Amendment shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns.
4.    Notwithstanding any statement to the contrary, the Parties hereto agree that the following terms in this Amendment are incorporated into the Agreement and control and take precedence over any conflicting terms and conditions in the Agreement. Except as expressly modified by this Amendment, any terms not herein modified shall remain in full force and effect as set forth in the Agreement. Capitalized terms used but not otherwise defined in this Amendment have the meaning ascribed to them in the Agreement.
5.    In the event of a conflict between the terms of the Agreement and this Amendment, the terms of this Amendment shall control.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the date first written above.

CUSTOMER:

JOHNSON CONTROLS BATTERY GROUP, LLC

By:    _/s/ Thomas Parmenter___
Thomas Parmenter

SUPPLIER:

AQUA METALS, INC.

By:    __/s/ Stephen Cotton______
Stephen Cotton,
President and Chief Executive Officer

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EXHIBIT A

AQMS Clarios Metrics

The below metrics are to be achieved by Aqua Metals operations at their McCarran facility. All metrics will be supported by AQMS production records.

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***Text has been omitted as confidential information pursuant to Item 601(B)(10)(iv) of Regulation S-K

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